SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  X
Filed by a Party other than the Registrant

Check the appropriate box:

   Preliminary Proxy Statement         Confidential, for Use of the Commission
   Only (as permitted by Rule 14a-6(e)(2))

x  Definitive Proxy Statement
   Definitive Additional Materials
   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Lancer Orthodontics, Inc.
            (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

(Payment of Filing Fee (Check the appropriate box):
   X  No fee required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
           (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:


            Fee paid previously with preliminary materials

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing be registration statement number or the Form or Schedule and date of its filing.

         (1)   Amount previously paid:

         (2)   Form, Schedule, or Registration Statement No.:

         (3)   Filing party:

         (4)   Date filed:

                                       1
                           LANCER ORTHODONTICS, INC.


                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS


                          TO BE HELD NOVEMBER 20, 2000


                              AND PROXY STATEMENT


     The 2000 Annual Meeting of Shareholders of Lancer Orthodontics, Inc. (the "Company") will be held at 10:00 a.m. on Monday, November 20, 2000, at Biomerica, Inc.' s Corporate Offices, 1533 Monrovia Avenue, Newport Beach, California 92663.

     The purposes of the meeting are:

     1.  To elect a Board of Directors of the Company for the ensuing year.

     2.To consider and act upon a proposal to ratify and approve the Company's
       2000 Stock Incentive Plan; and

     3.To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

      Only shareholders of record at the close of business on October 2, 2000, are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof.

      Your attention is directed to the accompanying Proxy Statement. Stockholders who do not expect to attend the meeting in person are requested to date, sign, and mail the enclosed proxy as promptly as possible in the enclosed envelope.

                                          By Order of the Board of Directors




                                          Douglas D. Miller
                                          President and Chief Operating Officer


San Marcos, California
October 12, 2000





                                       2
                           LANCER ORTHODONTICS, INC.

                               253 PAWNEE STREET
                          SAN MARCOS, CALIFORNIA 92069

                      2000 ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 20, 2000

                                PROXY STATEMENT

                                  INTRODUCTION


      The Annual Meeting of Shareholders of Lancer Orthodontics, Inc., a California Corporation, (the "Company") will be held at 10:00 a.m. on November 20, 2000, at Biomerica, Inc.' s Corporate Offices, 1533 Monrovia Avenue, Newport Beach, California 92663 for the purposes set forth on the accompanying Notice of 2000 Annual Meeting of Shareholders. This Proxy Statement and the enclosed Proxy are being mailed on or about October 12, 2000, to shareholders of the Company in connection with the solicitation, by the Company's Board of Directors, of proxies to be used at the 2000 Annual Meeting of Shareholders and any adjournment thereof (the "Annual Meeting").

      The presence at the Annual Meeting of Stockholders, in person or by Proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. The holder of each share of Common Stock held of record on the record date is entitled to one vote on each matter to be considered at the Annual Meeting.

      If a Proxy in the accompanying form is duly executed and returned the shares represented thereby will be voted as directed. If no direction is given, the shares represented by the Proxy will be voted for the election of the nominees for Director named herein. However, giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. Any shareholder may revoke his or her Proxy at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by submitting a Proxy bearing a later date to the Secretary of the Company, or by voting in person at the meeting. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.

      The cost of this solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may solicit proxies personally or by telephone or telegraph. The Company will, upon request, reimburse banks, brokerage firms, and other custodians and nominees for their reasonable expenses in sending proxy materials to beneficial shareholders.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Only shareholders of record as of the close of business on October 2, 2000, are entitled to vote at the meeting or any adjournment thereof. As of September 19, 2000, the Company had outstanding 2,098,618 shares of Common Stock, without par value. Holders of record of the Stock are entitled to one vote for each share held. Shareholders are entitled to cumulative voting, pursuant to which a shareholder may multiply the number of shares owned by the number of Directors to be elected and cast a total number of votes equal to the resulting product for any one candidate, or distribute the total number of votes



                                       3
in any proportion among as many candidates as the shareholder desires. However, a shareholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless the shareholder has given notice at the meeting, prior to voting, of his or her intention to cumulate his or her votes. If any shareholder gives such notice, all shareholders may then cumulate their votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of the Company's Common Stock as of the date of this Proxy Statement, by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock, (ii) each director, including the nominees for director, and each executive officer of the Company, and (iii) all executive officers and directors as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her.

      Name and Address           Amount and Nature of       Percent of
      of Beneficial Owner (1)(2) Beneficial Ownership (3)   Class (2)
      Biomerica                     645,967 (4)              27.4%

      Zackary Irani                  85,016 (5)               3.6%

      Douglas D. Miller             100,686 (6)               4.3%

      Janet Moore                   310,163 (7)              13.1%

      Robert Orlando                 32,042 (8)               1.4%

      All executive officers and
      directors as a group
      (4 persons)                   527,907 (9)              22.4%

(1) The address for Mr Irani, Ms Moore, and Dr Orlando is 1533 Monrovia Avenue, Newport Beach CA 92663. Mr. Miller's address is 253 Pawnee Street, San Marcos CA 92069.

(2) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Any shares of Common Stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group. Percentage ownership for each named beneficial owner, and the beneficial ownership of the directors and executive officers as a group, is based on
     (i) 2,098,618 issued and outstanding shares of Common Stock, plus (ii) 261,286 shares of Common Stock underlying stock options exercisable within 60 days after the date hereof.

(3) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and depositive power with respect to such shares.

(4)  Biomerica, Inc.' s address is 1533 Monrovia Avenue, Newport Beach CA 92663.



                                       4
(5) Includes 53,786 shares of Common Stock underlying options exercisable by Mr. Irani at or within 60 days after the date of the proxy.

(6) Includes 89,000 shares of Common Stock underlying options exercisable by Mr. Miller at or within 60 days after the date of the proxy.

(7) Includes 2,771 shares in the name of Ms. Moore's minor sons and 13,500 shares of Common Stock underlying options exercisable by Ms. Moore at or within 60 days after the date of the proxy.

(8) Includes 13,500 shares of Common Stock underlying options exercisable by Dr. Orlando at or within 60 days after the date of the proxy.

(9) Includes 169,786 shares underlying options exercisable at or within 60 days after the date of the proxy.

SERIES D PREFERRED STOCK

      The Company has authorized shares of Series D Preferred Stock. Each share is entitled to a $.04 non-cumulative dividend and is convertible at the option of the holder into common stock at the rate of seven shares of preferred stock for one share of common stock. The Company, at its option, can redeem outstanding shares of the preferred stock for cash at $.50 per share after December 31, 1994. In May 2000, all 370,483 issued and outstanding shares were converted into 52,926 shares of common stock. As of the date of this proxy statement, there were no shares issued and outstanding.


                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      The Directors to be elected at the meeting will hold office until the next annual meeting or until their successors shall be elected and qualified. The persons named in the enclosed proxy card will vote the shares represented by the proxies given to them for the election of the four (4) nominees listed in the table below, unless authority to do so is withheld. The shares represented by proxies will not be voted for a greater number of persons than the number of nominees listed below; however, the proxy holders have the right (subject to the same conditions as apply to cumulation of votes by a shareholder) to cumulate the votes represented by proxies and to distribute the votes among the listed nominees in such manner as they see fit to elect the maximum number of such nominees. If any nominees should not be available for election as Directors, which the Board of Directors and management do not presently anticipate, the persons named in the enclosed proxy will vote for the election of such other person as the Board of Directors and management may recommend.

      The Board of Directors has nominated the following four persons to serve as Directors until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

     Name                     Age         Position
     Zackary Irani             34        Chairman of the Board, Chief Executive
                                         Officer
     Douglas D. Miller         61        President, Chief Operating Officer,
                                         and Director
     Janet Moore               49         Secretary and Director
     Robert Orlando            62         Director


                                       5
      The following is a summary of the Directors' experiences with the Company and their other business experience:

      Mr. Z. Irani has been a Director of the Company since October 29, 1992. Mr. Irani was elected Chairman of the Board effective April 30, 1997, and was elected Chief Executive Officer effective October 24, 1997. Mr. Irani has been the Chief Executive Officer, Chairman, and Treasurer of Biomerica since August 1997. Prior to that time, Mr. Irani served as Vice President of Business Development of Biomerica since July 1994 and Business Development Manager of Biomerica since 1988. Mr. Irani also serves as President of Readyscript, a Director of Biomerica and a Director of Allergy Immuno Technologies, Inc., a publicly held corporation controlled by Biomerica.

      Mr. Miller has been a Director of the Company since January 13, 1992. Mr. Miller was elected President of the Company effective January 13, 1992. Prior to joining the Company, Mr. Miller was employed for nine years at "A" Company as Director, Worldwide Business Development and, prior to that, Director, Domestic and International Sales. "A" Company is a major manufacturer of orthodontic products.

      Ms. Moore has been a Director of the Company since October 25, 1996, and was a Director of the Company from October 29, 1992 through November 4, 1994. Ms. Moore has been an employee of Biomerica since 1976 and currently serves as the Secretary of Biomerica and as a Director of Biomerica.

      Dr. Orlando has been a Director of the Company since July 20, 1988. Dr. Orlando is a professor of pathology and has served as Chief Pathologist of Whittier Hospital in Whittier, California, since 1981 and of Beverly Hospital in Montebello, California, since 1991. Dr. Orlando has also been a professor at the Southern California College of Optometry in Fullerton, California, since 1972. Dr. Orlando also serves as a Director of Biomerica and as a Director of Allergy Immuno Technologies, Inc., a publicly held corporation controlled by Biomerica.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Board of Directors met six times during the fiscal year ended May 31, 2000 (the "2000 Fiscal Year"). In 1979, the Board of Directors of the Company created an Executive Committee, which is vested with all the authority of the Board of Directors of the Company, except as restricted by the Company's Bylaws and the California General Corporation Law. The Executive Committee is presently composed by Messrs. Z. Irani, and Miller. The Executive Committee did not meet during the 2000 Fiscal Year.

      The Audit Committee is presently composed of Ms. Moore and Dr. Orlando. The Audit Committee met once with the auditors during the 2000 Fiscal Year.

      The Executive Compensation Committee is composed of Ms. Moore and Dr. Orlando. The Executive Compensation Committee did not meet in Fiscal 2000.

      Each outside Director is to be paid $500 for each Board or Committee meeting attended and $200 for each telephonic meeting. In May 2000, 54,725 previously unissued shares of the Company's common stock were issued to outside directors as payment for accrued fees. Currently no accrued fees are owed to the Directors.

      The Company has no other committees.




                                       6
                             EXECUTIVE COMPENSATION

      The following table presents, for each of the last three fiscal years, the annual compensation earned by the Chief Executive Officer. Neither the Chief Executive Officer nor any other officer of the Company earned in excess of $100,000 during any of the last three fiscal years.

SUMMARY COMPENSATION TABLE

                                                  Long Term Compensation
                        Annual Compensation        Awards     Payouts
                                                       Securities
Name and                                           Other           Restricted     Underlying
Principal                                          Annual          Stock          Options/       LTIP         All Other
Positiont(1)         Year     Salary (2)   Bonus   Compensation    Awards         SARs           Payouts
Zackary Irani,
Chairman of the      2000     $7,700 (3)      --     --              --            --             --            --
Board and Chief
Executive Officer

(1) Mr. Z Irani was elected Chairman of the Board effective April 30, 1997, and was elected Chief Executive Officer effective October 24, 1997.

(2) There were no other forms of compensation earned or paid during the last three fiscal years.

(3) This sum represents directors fees which have been accrued and paid with 7,700 shares of common stock.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth information concerning stock options granted in the fiscal year ended May 31, 2000, to the Company's Chief Executive Officer.

                                      Individual Grants

                    Number            Percent of Total
                    of Securities     Options/SARs
                    Underlying        Granted to      Exercise
                    Options/SARs      Employees in    or Base        Expiration
Name                Granted (#)       Fiscal Year     Price ($/Sh)   Date

Zackary Irani       --                --              --             --

OPTIONS EXERCISES AND FISCAL YEAR END VALUES

      The following table presents information for the named officer in the Summary Compensation Table with respect to options exercised during Fiscal 1999 and unexercised options held as of the end of the fiscal year.

                Shares                       Number of Securities          Value of Unexercised
                Acquired                     Underlying  Unexercised       in the Money Options
                on            Value          Options at Fiscal Year End    at Fiscal Year End (1)
Name            Exercise (#)  Realized ($)   Exercisable  Unexercisable    Exercisable  Unexercisable
Zackary Irani    -0-           -0-            50,215        3,571           -0-         -0-

(1) Based on closing price for the Company's common stock on the last business day of the fiscal year.


                                       7
STOCK OPTIONS

      Under the 1993 Stock Option Plan (the "Plan"), the Company is authorized to grant stock options to key employees, officers, and directors of the Company (or its parent corporation), non-employee members of the Board of Directors of the Company (or its parent), and consultants who provide valuable services to the Company, through May 27, 2003. Any options outstanding at date of plan termination will remain effect. Under the plan, 357,143 shares have been authorized for grant or issuance. Stock options granted under the Plan shall be granted at an option price not less than 85% of the fair market value for options granted to employees, or less than 100% of the fair market value for options granted to non-employees. The fair market value of the stock is as of the date the option is granted. Most options granted under the Plan to date expire five (5) years from the date of their respective grant and all were granted at fair market value at the date of grant. As of September 19, 2000, options to purchase 346,786 shares of Common Stock were outstanding at exercise prices ranging from $.85 to $1.75 per share with an average exercise price of $.97. As of September 19, 2000, options to purchase 261,286 shares of Common Stock were exercisable. Non-qualified options to purchase 14,286 shares of Common Stock at $1.75, granted on October 25, 1996, are exercisable at the rate of one-fourth per year. As of October 25, 2000, 14,286 shares of Common Stock may be purchased.

The Board of Directors has approved for adoption a 2000 Stock Incentive Plan covering 350,000 shares of Common Stock, which is subject to stockholder approval at the Annual Meeting.

                             SECTION 16 COMPLIANCE

      The rules of the Securities and Exchange Commission require disclosure of late Section 16 filings by the Company's directors, officers, and persons who beneficially own more than 10% of the Company's stock. To the best of the Company's knowledge and belief, there were no late filings under Section 16 by or for any of the Company's directors and officers during Fiscal 2000.

                                       8
PROPOSAL NO. 2 _ APPROVAL OF 2000 STOCK INCENTIVE PLAN

      On September 25, 2000, the Board of Directors of the Company adopted the Company's 2000 Stock Incentive Plan (the "Plan"), subject to stockholder approval. The Board of Directors believes that the interests of the Company and its stockholders will be best served by approving the Plan. The Board believes the Plan will enhance the Company's ability to recruit and maintain qualified management and personnel. The following summary description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit A.

      PURPOSE. The Plan is intended to provide incentive to key employees, officers, directors and others expected to provide significant services to the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company, to attract new employees with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company.

      ADMINISTRATION. The Plan will be administered by a committee of the Board of Directors (the "Stock Option Committee") which has been established by the Board and which will at all times be composed of "non-employee directors;" provided, however, that the Board may abolish the Stock Option Committee at any time and revest administration of the Plan in the Board or a reconstituted Stock Option Committee. No member of the Stock Option Committee will vote on any matter affecting his or her own compensation.

      TYPES OF AWARDS. The Company's Plan provides for the grant of (i) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) stock options that are not intended to qualify under Section 422 of the Code ("NQSOs";

collectively with ISOs, "Options"). The Plan also authorizes the award of (i) shares of restricted Common Stock ("Restricted Stock"), (ii) dividend equivalent rights ("DERs"), (iii) phantom stock rights ("PSRs") and (iv) stock appreciation rights ("SARs").

      TERMS AND CONDITIONS OF AWARDS. Options granted under the Plan will vest and become exercisable as determined by the Stock Option Committee or the Board of Directors. Awards will be subject to the terms and restrictions of the awards made by the Stock Option Committee or the Board of Directors. Option and award recipients shall enter into a written stock option agreement with the Company. The Stock Option Committee or the Board of Directors has discretionary authority to select participants from among eligible persons and to determine, at the time an Option or award is granted, when and in what increments shares covered by the Option or award will vest and may be purchased. In the case of an Option, the Stock Option Committee or the Board of Directors also has the discretionary authority to determine, at the time such Option is granted, whether the Option is intended to be an ISO or a NQSO, provided, however, that certain restrictions applicable to ISOs are mandatory, including a requirement that ISOs not be issued for less than 100% of the then fair market value of the Common Stock (110% in the case of a grantee who holds more than 10% if the outstanding Common Stock (and a maximum exercise period of ten (10) years (five
(5) years in the case of a grantee who holds more than 10% of the outstanding Common Stock). Fair market value means, as of any given date, the value of one share of Common Stock, determined as follows: (i) if the shares are traded on an exchange, the price at which the shares traded at the close of business on the date of valuation; (ii) if the shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices quoted on the NASDAQ System at the close of business on the date of valuation; and (iii) if neither (i) nor (ii) applies, then the fair market value as determined by the Board of Directors or the Stock Option Committee in good faith. Such determination will be conclusive and binding on all persons.

                                       9
      ELIGIBLE PERSONS.   Officers, directors and employees of the Company and
other persons expected to provide significant services to the Company are eligible to participate in the Plan. ISOs may be granted to the officers and key employees of the Company. NQSOs and other awards may be granted to the directors, officers, key employees, agents and consultants of the Company or any of its subsidiaries, provided that the Stock Option Committee finds that the value of services rendered or to be rendered to the Company is at least equal to the value of the awards being granted.

      Under current law, ISOs may not be granted to any director of the Company who is not an employee, or to directors, officers and other employees of entities unrelated to the Company.

      SHARES SUBJECT TO THE PLAN. Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the Plan authorizes the grant of Options to purchase up to Four Hundred Fifty Thousand (450,000) shares of the Company's Common Stock; provided, however, that at no time shall Options be granted to purchase an aggregate of more than five percent (5%) of the outstanding shares of the Company's Common Stock.

      TERM OF THE PLAN. Unless previously terminated by the Board of Directors, the Plan will terminate on September 25, 2010, and no options may be granted under the Plan thereafter, but existing options will remain in effect until the options are exercised or terminated by their terms.

      TERM OF OPTIONS. Each stock option must terminate no more than ten (10) years from the date it is granted (or five (5) years in the case of ISOs granted to an employee who is deemed to own in excess of ten percent(10%) of the combined voting power of the Company's outstanding equity stock). Stock options may be granted on terms providing for exercise either in whole or in part at any time or times during their restrictive terms, or only in specified percentages at the stated time periods or intervals during the term of the stock option.

      OPTION EXERCISE. The exercise price of any stock option granted under the Plan is payable in full in cash, or its equivalent as determined by the Stock Option Committee. The Company may make loans available to option holders to exercise stock options evidenced by a promissory note executed by the option holder and secured by a pledge of Common Stock with a fair market value at least equal to the principal of the promissory note, unless otherwise determined by the Stock Option Committee.

      AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may, without affecting any outstanding stock options, from time to time revise or amend the Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may, without stockholder approval, increase the number of shares subject to the Plan, modify the class of participants eligible to receive options granted under the Plan or extend the maximum option term under the Plan.

      COMMON STOCK. The Common Stock reserved for issuance under the Plan is currently traded on the Nasdaq SmallCap under the symbol LANZ. The estimated per share market value of the Common Stock is approximately $.875, based on the closing price of the Common Stock as of September 22,2000. Based on this valuation, the Four Hundred Fifty Thousand (450,000) shares reserved for issuance under the Plan have an aggregate market value of Three Hundred Ninety Three Thousand, Seven Hundred Fifty Dollars ($393,750).

      CERTAIN FEDERAL INCOME TAX CONSEQUENCES. Following is a brief summary of the principal federal income tax consequences of awards under the Plan,. This summary is not an exhaustive description and does not describe all applicable federal, state or local tax laws.

                                       10
      Incentive Stock Options. A Plan participant is not subject to federal income tax at the time of either the grant or the exercise of an ISO. In the year in which an ISO is exercised, however, the amount by which the fair market value of the shares of Common Stock received upon the exercise of an ISO exceeds the exercise price will constitute an adjustment to the option holder's income in computing alternative minimum taxable income. Such adjustments could result in the imposition of, or increase the amount of, the option holder's "alternative minimum tax" under the Internal Revenue Code of 1986, as amended (the "Code"). If the option holder does not dispose of such shares of Common Stock within two (2) years after the ISO was granted or one (1) year after the ISO was exercised, whichever is later (any such disposition, a "disqualifying event"), then any gain or loss recognized upon such disposition generally will be treated as long-term capital gain or loss. In such event, the Company will not receive a tax deduction on either the exercise of the ISO or on the sale of the underlying Common Stock.

      If an option holder makes a "disqualifying disposition," the option holder will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date the ISO is exercised minus the exercise price, or (ii) the sales price received by the option holder on the disposition of such Common Stock minus the exercise price. In such event, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the option holder. If a sale is a disqualifying disposition, the option holder also may realize short-term or long-term capital gain or loss, if such shares constitute capital assets in an option holder's hands. The gain or loss will be measured by the difference between the fair market value of the shares on the date of exercise of the ISO and the sales price of the shares.

      Non-Qualified Stock Options. No income is realized by an option holder upon the grant of an NQSO. Upon the exercise of an NQSO, however, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price will be taxed as ordinary income to an option holder and the Company will be entitled to a deduction in an equal amount. Such amount will not be an adjustment to income in computing alternative minimum taxable income. Upon subsequent sales of Common Stock received upon exercise of NQSOs, an option holder may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the option holder's hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose will be the sum of the exercise price and the amount of ordinary income realized by the option holder as a result of such exercise.

      Restricted Stock. A participant who has been awarded Restricted Stock will not realize taxable income at the time of the award,, and the Company will not be entitled to a deduction at that time; provided, however, that the participant may elect to treat the value of the shares as income at the time of receipt (without regard to restrictions) by filing with the IRS (with a copy to the Company) an election under Section 83(b) of the Code no later than thirty
(30) days after the issuance date. When the restrictions on the Restricted Stock lapse, the participant will have ordinary income and the Company will have a corresponding deduction. The measure of such income and deduction will be the fair market value of the shares at the time the restrictions lapse.

      SARs and PSRs. No income is realized by a holder of an SAR or PSR at the time the SAR or PSR is granted; however, upon exercise, the amount of cash or the fair market value of the shares of Common Stock received will be taxable as ordinary income to the holder thereof and the Company will be entitled to a deduction in an equal amount.

      DERs. A recipient of a DER award will not realize taxable income at the time of grant and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a deduction. The measure of the income and deduction will be the amount of cash and the fair market value of the shares at the time the DER is paid.
                                       11
      One Million Dollar Compensation Limit. The Code limits the deductibility (under certain circumstances) of compensation that exceeds One Million Dollars ($1,000,000) annually that is paid by the Company to its president and to its four (4) most highly compensated officers (other than the president) as determined at the end of the Company's taxable year. The Code and the regulations promulgated thereunder provide certain exclusions from the amounts included in the One Million Dollar ($1,000,000) limitation, including compensation that is "qualified performance-based compensation" within the meaning of the regulations. The Plan generally is intended to satisfy the requirements set forth in the regulations with respect to "qualified performance-based compensation" with respect to Options that are exercisable at an exercise price of not less than 100% of the fair market value of a share of Common Stock on the date of grant. However, if an Option is exercisable at a price less than 100% of the price of a share of Common Stock on the date of grant, the compensatory element of such NQSO (i.e., the excess of such fair market value over the exercise price) will not constitute "qualified performance-based compensation," unless the exercise of Options is contingent upon the attainment of pre-established performance goals.

      MISCELLANEOUS. The Plan is not qualified under Section 401 of the Code. In addition, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is not intended to be a funded plan.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 2000 STOCK INCENTIVE PLAN.

                                       12
                                   EXHIBIT A

                           LANCER ORTHODONTICS, INC.

                           2000 STOCK INCENTIVE PLAN

ARTICLE 1.     INTRODUCTION.

      The Plan was adopted by the Board effective September 25, 2000. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options (which may constitute incentive stock options or nonstatutory stock options).

The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

ARTICLE 2.     ADMINISTRATION.

      2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more Outside Directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

            (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

            (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

      2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) review management's recommendation as to the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards,
(c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

      2.3 COMMITTEE FOR NON-OFFICER GRANTS. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers of directors of the Company under section 16 of the Exchange Act or covered employees under Section 162(m)(3) of the Code, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of the Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

                                       13
ARTICLE 3.     SHARES AVAILABLE FOR GRANTS.

      3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options and Restricted Shares awarded under the Plan shall not exceed (a) Four hundred fifty thousand (450,000) plus (b) the additional Common Shares described in Sections 3.2 and 3.3. The limitations of this Section 3.1 and Section 3.2 shall be subject to adjustment pursuant to Article 9.

      3.2 ANNUAL INCREASE IN SHARES. As of the first day of each calendar year, commencing with January 1, 2001, the aggregate number of Options and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (a) 1.5% of the total number of Common Shares then outstanding (assuming for this purpose the conversion to common stock of any outstanding convertible securities) or (b) 225,000.

      3.3 ADDITIONAL SHARES. If Options are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for the grant of Options or Restricted Shares under the Plan. If Restricted Shares or Common shares issued upon the exercise of Options are forfeited, then such common shares shall again become available for the grant of NSOs and Restricted shares under the Plan. The aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

ARTICLE 4.     ELIGIBILITY.

      4.1 NONSTATUTORY STOCK OPTIONS AND RESTRICTED SHARES. Only Employees, Outside Directors and Consultants shall be eligible for the grant of NSOs and Restricted Shares.

      4.2 INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422 (c)(5) of the Code are satisfied.

ARTICLE 5.     OPTIONS.

      5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation.

      5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 9. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 88,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than 175,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 9.



                                       14
      5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

      5.4 VESTING, EXERCISABILITY AND TERM. Unless otherwise provided in the Stock Option Agreement, an Optionee's right to exercise the Option shall vest pro rate over a period of three (3) years with 25% of the Option vesting on the date of grant, and 25% of the Option vesting on each of the first, second and third anniversaries of the date of grant. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

      5.5 EFFECT OF CHANGE IN CONTROL. Notwithstanding Section 5.4 above, each Option shall automatically fully vest (e.g., become exercisable) as to all or part of the Common Shares subject to such Option in the event that a change in Control (as defined in Section 15.4 below) occurs with respect to the Company, subject to the following limitations:

            (a) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

            (b) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

      5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

      5.7 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out the vested portion of an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.









                                       15
ARTICLE 6.     PAYMENT FOR OPTION SHARES.

      6.1 GENERAL RULE. The entire Exercise Price of Common shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

            (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

            (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

      6.2 EXERCISE/SALE. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

      6.3 EXERCISE/PLEDGE. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

      6.4 PROMISSORY NOTE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

      6.5 OTHER FORMS OF PAYMENT. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7.     OPTION GRANTS TO OUTSIDE DIRECTORS.

      7.1 ANNUAL GRANTS. Upon the conclusion of each regular annual meeting of the Company's stockholders, each Outside Director who will continue serving as a member of the Board thereafter shall receive a NSO covering an amount of Common Shares to be determined by the Board from year to year (subject to adjustment under Article 9). NSOs granted under this Section 7.1 shall become exercisable in full on the first anniversary of the date of grant.

      7.2 ACCELERATED EXERCISABILITY. All NSOs granted to an Outside Director under this Article 7 shall become exercisable in full in the event of:

            (a) the termination of such Outside Directors service because of death, total and permanent disability or retirement at or after age 70; or




                                       16
            (b) a Change in Control (as defined in Section 15.4 below) with respect to the Company, except as provided in the following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

      7.3 EXERCISE PRICE. The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3 and 6.4.

      7.4 TERM. Unless otherwise provided in the Stock Option Agreement, all NSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date 3 months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (c) the date 12 months after the termination of such Outside Director's service because of death or total and permanent disability.

      7.5 AFFILIATES OF OUTSIDE DIRECTORS. The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this
Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

ARTICLE 8.     RESTRICTED SHARES.

      8.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

      8.2 PAYMENT FOR AWARDS. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

      8.3 VESTING CONDITIONS. Unless otherwise provided in the Restricted Stock Agreement, the Restricted Shares shall vest pro rata over a period of three (3) years with 25% of the Restricted Shares vesting on the date of grant, and 25% of the Restricted Shares vesting on each of the first, second and third anniversaries of the date of grant. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement of other events. All Restricted Shares shall become vested in the event that a Change in Control (as defined in Section 15.4) occurs with respect to the Company, except as provided in the next following sentence. If the Company


                                       17
and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

      8.4      VOTING AND DIVIDEND RIGHTS.    The holders of Restricted Shares
awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

ARTICLE 9.     PROTECTION AGAINST DILUTION.

      9.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect of the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options and Restricted Shares available for future Awards under Article 3, (b) the limitations set forth in Section 5.2, (c) the number of NSOs to be granted to Outside Directors under Article 7; (d) the number of Common Shares covered by each outstanding Option or (e) the Exercise Price under each outstanding Option. Except as provided in this Article 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

      9.2 DISSOLUTION OF LIQUIDATION. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

      9.3 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.













                                       18
ARTICLE 10.    DEFERRAL OF DELIVERY OF SHARES.

      The Committee (in its sole discretion) may permit or require an Optionee to have Common shares that otherwise would be delivered to such Optionee as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Optionee by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Optionee. A deferred compensation account established under this Article 10 may be credited with interest or other forms of investment return, as determined by the Committee. An Optionee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Optionee and the Company.
If the conversion of Options is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such conversion, including (without limitation) the settlement of deferred compensation accounts established under this Article 10.

ARTICLE 11.    AWARDS UNDER OTHER PLANS.

      The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Restricted Shares and shall, when issued, reduce the number of Common Shares available under
Article 3.

ARTICLE 12.    LIMITATION ON RIGHTS.

      12.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside

Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

      12.2 STOCKHOLDERS' RIGHTS. A Participant shall have no divided rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, in the case of an Option, the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustments shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

      12.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to any exemption from registration, qualification or listing.







                                       19
ARTICLE 13.    WITHHOLDING TAXES.

      13.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

ARTICLE 14.    FUTURE OF THE PLAN.

      14.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on
xxxxxx               , 2000.  The Plan shall remain in effect until it is
terminated under Section 14.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company's stockholders.

      14.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

ARTICLE 15.    DEFINITIONS

      15.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

      15.2 "AWARD" means any award of an Option or a Restricted Share under the Plan.

      15.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

      15.4     "CHANGE IN CONTROL" shall mean:

            (a) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;
            (b) the sale, transfer or other disposition of all or substantially all of the Company's assets;
            (c) at such time as the Company's Board of Directors becomes fully constituted (e.g., the number of directors reaches nine (9), a cumulative change in the identity of a majority of the members of the Company's first fully constituted Board of Directors (provided, however, that the appointment of a new director upon the death or resignation of a director by the remaining directors then in office shall not constitute a change in identity with respect to such departed director); or



                                       20
            (d) any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
            Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

      A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to crease a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

      15.5     "CODE" means the Internal Revenue Code of 1986, as amended.

      15.6     "COMMITTEE" means a committee of the Board, as described in
Article 2.

      15.7 "COMMON SHARE" means one share of the common stock of the Company.

      15.8 "COMPANY" means Lancer Orthodontics, Inc., a California corporation.

      15.9 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

      15.10 "EMPLOYEE" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

      15.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      15.12 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

      15.13 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

      15.14 "ISO" means an incentive stock option described in section 422(b) of the Code.

      15.15 "NSO" means a stock option not described in sections 422 of the Code.

      15.16 "OPTION" means and ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

      15.17    "OPTIONEE" means an individual or estate who holds an Option.



                                       21
      15.18 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.


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      15.19    "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      15.20    "PARTICIPANT" means an individual or estate who holds an Award.

      15.21 "PLAN" means this Lancer Orthodontics, Inc. 2000 Stock Incentive Plan, as amended from time to time.

      15.22    "RESTRICTIVE SHARE" means a Common Share awarded under the Plan.

      15.23 "RESTRICTED STOCK AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

      15.24 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

      15.25 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 16.    EXECUTION.
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      To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                        LANCER ORTHODONTICS, INC.


                        By:
                        Name:
                        Title:

Date approved by Board of Directors:
Date approved by Shareholders:







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